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                                                                  EXHIBIT 99.(r)

                               POWER OF ATTORNEY

         We, the undersigned officers and Trustees of EV Classic Senior Floating-Rate Fund, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., James B. Hawkes and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by EV Classic Senior Floating-Rate Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


          Signature                    Title                     Date
          ---------                    -----                     ----

                                President, Principal
/s/ JAMES B. HAWKES             Executive Officer and
---------------------------     Trustee                     October 23, 1995
    James B. Hawkes

                                Treasurer and Principal
                                Financial and Accounting
/s/ JAMES L. O'CONNOR           Officer                     October 23, 1995
---------------------------
    James L. O'Connor

/s/ DONALD R. DWIGHT            Trustee                     October 23, 1995
---------------------------
    Donald R. Dwight

/s/ M. DOZIER GARDNER           Trustee                     October 23, 1995
---------------------------
    M. Dozier Gardner

/s/ SAMUEL L. HAYES, III        Trustee                     October 23, 1995
---------------------------
    Samuel L. Hayes, III

/s/ NORTON H. REAMER            Trustee                     October 23, 1995
---------------------------
    Norton H. Reamer

/s/ JOHN L. THORNDIKE           Trustee                     October 23, 1995
---------------------------
    John L. Thorndike

/s/ JACK L. TREYNOR             Trustee                     October 23, 1995
---------------------------
    Jack L. Treynor